DEPOSITS (Schedule of Maturities of Retail and Wholesale Savings Certificates) (Details) $ in Thousands	Jun. 30, 2020 USD ($)
Maturities of retail and wholesale savings certificates
Within one year	$ 31,273
Beyond one year but within two years	1,828
Beyond two years but within three years	836
Beyond three years but within four years	603
Beyond four years but within five years	294
Beyond five years	229
Total	$ 35,063